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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 8, 2005

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

           Delaware                                               33-0074499
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     0-17287
                              ---------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
----------------------------------------------------------         ------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (951) 699-4749
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed, Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

As previously disclosed, in October 2004 The Outdoor Channel, Inc. ("TOC") received notice from a shareholder that he was exercising dissenters' rights with respect to 143,660 previously outstanding TOC common shares. On March 8, 2005, this dissenting shareholder withdrew his demand that TOC repurchase his shares of TOC and accepted 233,447 shares of common stock of Outdoor Channel Holdings, Inc. in exchange. This number of shares of common stock of Outdoor Channel Holdings, Inc. reflects the same number of shares of Outdoor Channel Holdings, Inc. that this dissenting shareholder would have held on March 8, 2005 had he not dissented. For accounting purposes, the dissenter's shares have been deemed to have been exchanged as of September 8, 2004, the date on which Outdoor Channel Holdings, Inc. acquired all of the outstanding shares of TOC that it did not previously own, and the value of those shares will be recorded as additional goodwill.

Also, as previously disclosed, Perry T. Massie, President and Chief Executive Officer of Outdoor Channel Holdings, Inc., was the subject of a pending criminal matter in Alabama. On March 18, 2005, the State of Alabama amended the charge to "trespass in the third degree" which is a violation under Alabama law. For this non-criminal charge, Mr. Massie paid a $500 fine plus court costs, and the matter is now closed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By:  /s/ Thomas E. Hornish
     ------------------------------------------------
Name: Thomas E. Hornish
Title:  General Counsel

Dated:  March 23, 2005